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                                                                   Exhibit 10.55

                             POST-CLOSING AGREEMENT

      This Post-Closing Agreement (this "Agreement") is entered into by and among Drew Scientific, Inc. ("Borrower"), a Texas corporation, Keith Raymond Drew ("Drew"), Drew Scientific Group, PLC ("Drew PLC") and Texas Mezzanine Fund Inc. ("Lender"), a Texas corporation.

                                    RECITALS

      A. Reference is made to that certain loan transaction in the stated principal amount of $558,000.00 (the "Loan") from Lender to Borrower as evidenced by, among other things, (i) that certain Loan Agreement of even date herewith between Borrower and Lender, and (ii) that certain Guaranty Agreement dated of even date herewith, executed by Drew for the benefit of Lender. The Loan Agreement and all documents and instruments executed in connection with the Loan are hereinafter collectively referred to as the "Loan Documents".

      B. Lender has required that (i) Drew pledge all shares of Drew PLC owned by Drew (the "Shares") to secure the obligations of Drew under the Guaranty Agreement, (ii) Lender receive a perfected first lien security interest in the Shares, and (iii) Lender receive a subordination of landlord's lien concerning the premises located at 4230 Shilling Way, Dallas, Texas, in the form attached hereto as Exhibit A (the "Landlord Waiver").

      C. Drew has advised Lender that Drew will be unable to deliver immediate physical possession of the Shares to Lender in order to enable Lender to obtain a perfected first lien security interest in said Shares. Borrower has also advised Lender that it will be unable to deliver the Subordination to Lender by the anticipated closing date. Borrower has requested that Lender disburse the proceeds of the Loan to Borrower notwithstanding this circumstance. Subject to the terms and conditions more particularly described herein, Lender has agreed to disburse the proceeds of the Loan to Borrower.

      NOW, THEREFORE, for and in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Disbursement of the Loan. Lender hereby agrees to disburse the proceeds of the Loan in the manner set forth in the Loan Agreement.

      2. Delivery of Shares. Drew shall deliver the Shares to Lender within thirty (30) days of the date hereof. DREW, DREW PLC (COLLECTIVELY, "GUARANTORS") AND BORROWER ACKNOWLEDGE AND AGREE THAT IN THE EVENT THE LENDER HAS NOT RECEIVED THE SHARES WITHIN THIRTY (30) DAYS OF THE DATE HEREOF, SUCH FAILURE TO DELIVER THE SHARES SHALL CONSTITUTE A DEFAULT UNDER THE LOAN AND LENDER MAY ELECT TO PURSUE ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS OR OTHERWISE EXISTING AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, CEASING ANY FURTHER ADVANCES UNDER THE LOAN.

      3. Delivery of the Landlord Waiver. Borrower shall deliver the Landlord Waiver to Lender within thirty (30) days of the date hereof. GUARANTORS AND BORROWER ACKNOWLEDGE AND AGREE THAT IN THE EVENT THE LENDER HAS NOT RECEIVED THE LANDLORD WAIVER WITHIN THIRTY (30) DAYS OF THE DATE HEREOF, SUCH FAILURE TO DELIVER THE LANDLORD WAIVER SHALL CONSTITUTE A DEFAULT UNDER THE LOAN AND LENDER MAY ELECT TO PURSUE ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS OR OTHERWISE EXISTING AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, CEASING ANY FURTHER ADVANCES UNDER THE LOAN.

      4. No Waiver. Borrower and Guarantors understand, acknowledge and agree that any disbursement of the proceeds the Loan by Lender shall not, is not intended to, nor shall it be construed as (a) a waiver of the obligation to deliver the Shares and the Landlord Waiver, or (b) a waiver of Lender's right to demand delivery of the Shares and the landlord Waiver.

      5. Representations and Warranties of Drew. As a material inducement to Lender to disburse the proceeds of the Loan, Drew hereby represents and warrants to Lender the following:

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      a. Drew is the lawful owner of record of 3,178,984 shares of Drew PLC and has a beneficial interest in 1,400,000 shares of Drew PLC pursuant to Selbourne Limited.

      b. The Shares are duly authorized, validly issued and outstanding, fully paid and non-assessable.

      c. Drew owns the Shares free and clear of all security interests, liens, encumbrances and claims.

      d. There are no outstanding rights or options to acquire any of the Shares.

      e. There are no conditions or restrictions that prohibit the transfer of the Shares that have not been disclosed in writing to Lender.

      6. Covenants of Drew. As a material inducement to Lender to disburse the proceeds of the Loan, Drew hereby covenants and agrees with Lender as follows:

      a. Drew shall diligently pursue the delivery of the Shares to Lender.

      b. Drew shall not sell, transfer, convey or assign the Shares to any party other than Lender.

      c. Drew shall not pledge, hypothecate or otherwise encumber the Shares for the benefit of any party other than Lender. .

      d. Drew shall take such actions with respect to Drew PLC as Lender deems reasonably necessary in order to evidence Lender's security interest in the Shares.

      7. Clerical Error. In the event Lender at any time discovers that this Agreement or any document executed in connection herewith contains an error that was caused by a unilateral mistake on the part of Lender, mutual mistake on the part of Lender and Borrower and/or Guarantors, clerical mistake, calculation error, computer malfunction, printing error or similar error, Borrower and Guarantors respectively agree, upon notice from Lender, to re-execute any documents that are necessary to correct any such error(s). Borrower and Guarantors further agree that Lender shall not be liable to Borrower or Guarantors for any damages incurred by Borrower or Guarantors that are directly or indirectly caused by any such error.

      8. Costs and Expenses. All costs, fees and expenses incurred by Lender in connection with the consummation of the transaction evidenced by this Agreement, including, without limitation, all recording costs, reasonable fees and expenses of Lender's counsel and any other costs and expenses referred to in this Agreement, shall be paid by Borrower.

      9. Modification. This Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto. The parties may waive any of the conditions contained herein or any of the obligations of the other parties hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations.

      10. Headings and General Application. The article, paragraph and subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of such article, paragraph or subparagraph. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

      11. Severability. If any provision of this Agreement is or may be held by a court of competent jurisdiction to be invalid, void, or unenforceable to any extent, the validity of the remaining parts, terms or provisions of this Agreement shall not be affected thereby, and such illegal or invalid part, terms, or provision shall be deemed not to be part of this Agreement. The remaining provisions shall nevertheless survive and continue in full force and effect without

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being invalidated in any way to the extent the remaining provisions further accomplish the goals and intents of this Agreement.

      12. Binding Effect. This agreement shall be binding upon and insure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

      13. Multiple Counterparts. This Agreement may be executed in an number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement.

      14. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue of any suit arising hereunder shall lie in Dallas County, Texas.

      15. ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES AND CONSTITUTES THE FINAL UNDERSTANDING AND AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE MATTERS CONTEMPLATED IN THIS AGREEMENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS, UNDERSTANDINGS, REPRESENTATION AND STATEMENTS, ORAL OR WRITTEN. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

      IN WITNESS WHEREOF, this Agreement is executed as of the 20th day of November, 2003.

                                      BORROWER:

                                      DREW SCIENTIFIC, INC.,
                                      a Texas corporation

                                      By: /s/ Keith Drew
                                          --------------------------------------
                                      Name:  Keith Drew
                                      Title: President

                                      GUARANTORS:

                                      /s/ Keith Raymond Drew
                                      ------------------------------------------
                                      KEITH RAYMOND DREW

                                      DREW SCIENTIFIC GROUP,  PLC,
                                      a public limited company organized under the laws of England and Wales

                                      By: /s/ K.R. Drew
                                          --------------------------------------
                                      Name:  K.R. DREW
                                      Title: DIRECTOR

                                      LENDER:

                                      TEXAS MEZZANINE FUND INC.,
                                      a Texas corporation

                                      BY: /s/ Theresa Lee
                                          --------------------------------------
                                      Name:  Theresa Lee
                                      Title: Vice-President

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                                    Exhibit A

Ms. Theresa Lee
Texas Mezzanine Fund Inc.
351 West Jefferson Blvd., Suite 800
Dallas, Texas 75208

      Re: Commercial Lease Agreement (the "Lease") between Echometer Profit Sharing Trust, Jerry B. West and Rebecca Ann West (collectively, "Landlord"), as landlord, and Drew Scientific, Inc. ("Tenant"), a Texas corporation f/k/a MWI, Inc. d/b/a/ Danam Electronics, as tenant, relating to certain property located at 4230 Shilling Way, Dallas, Texas (the "Property")

      Pursuant to that certain Landlord's Subordination Agreement dated as of April 27, 1997, by and between Landlord and Tenant (the "Subordination Agreement"), a true and correct copy of which is attached hereto as Exhibit "A", Landlord has subordinated all of Landlord's right, title and interest in and to the Equipment (as defined in the Subordination Agreement) that may exist as a result of the Lease, to the right, title and interest of any lender in and to the Equipment.

      Landlord has been advised that Tenant has entered into a certain loan transaction with Texas Mezzanine Fund Inc. ("Lender") pursuant to which Tenant shall give as security for the payment of such indebtedness a security interest or other lien upon the Equipment. Accordingly:

      1. The Lease is in full force and effect and Tenant is paying the full rent stipulated in the Lease with no offsets, defenses or claims.

      2. The renewal term of the Lease will terminate on March 31, 2007.

      3. Landlord specifically acknowledges and agrees that the Subordination Agreement has not been modified or terminated and agrees that any and all presently existing or future liens that may exist as a result of the lease or rental of the Property by Tenant from Landlord (including, without limitation, any contractual landlord's lien or any lien existing pursuant to the Texas Property Code or the Constitution of Texas), are and shall be subordinate, subject and inferior to any security interest or liens now or hereafter held by Lender upon any of the Equipment;

      4. Landlord agrees to provide Lender with (a) written notice of a default under the Lease concurrently with or immediately after the occurrence of such default, and (b) written notice of the commencement of any action to enforce the provisions of the Lease concurrently with or immediately after the commencement of any such action; and

      5. Landlord agrees that in the event Lender becomes entitled to possession of any of the Equipment, Lender shall have the right to enter the Property upon five (5) days written notice to Landlord in order to remove the Equipment during normal business hours. Landlord shall allow Lender such time as is reasonably necessary (and in no eventless than three (3) business days) to remove the Equipment from the Property, and any Equipment so removed shall be free of any liens or claims of Landlord. Lender shall not be liable for any rental whatsoever doing such period of removal.

      Landlord acknowledges, understands and agrees that Lender is relying upon, and is entitled to rely upon, the terms, conditions and representations set forth in the Subordination Agreement and this letter.

ECHOMETER PROFIT SHARING TRUST                /s/ Jerry B. West
                                              ----------------------------------
                                              JERRY B. WEST

By:________________________________
Name:______________________________           __________________________________
Title: Trustee                                REBECCA ANN WEST